EXHIBIT 24

POWER OF ATTORNEY

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Philip Hester, Sr., his Attorney-in-Fact, with full power of substitution, for him and in his name, place and stead, and in any and all capacities, to sign this Form 10-KSB and any amendment thereto, and to file the same, with exhibits thereto and such other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said Attorney-in-Fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


/s/ J. Philip Hester, Sr.
-------------------------                     ----------------------
J. Philip Hester, Sr.                         Andrew M. Head
Chief Executive Officer, President and        Director
Director (principal executive officer)        March 30, 2005
March 30, 2005

                                              /s/ Bruce T. Howard
-------------------                           ----------------------
Ralph Millard Bowen                           Bruce T. Howard
Director                                      Director
March 30, 2005                                March 30, 2005


/s/ Marcus C. Byrd, Jr.                      /s/ David E, Johnson
-----------------------                      --------------------
Marcus C. Byrd, Jr.                          David E. Johnson
Director                                     Chairman of the Board of Directors
March 30, 2005                               March 30, 2005


/s/ Glennon C. Grogan                        /s/ Deborah F. McLeod
---------------------                        ---------------------
Glennon C. Grogan                            Deborah F. McLeod
Director                                     Chief Financial Officer (principal
March 30, 2005                               accounting officer)
                                             March 30, 2005


/s/ James H. Grogan                          /s/ William A. McRae
-------------------                          ----------------------
James H. Grogan                              William A. McRae
Secretary and Director                       Director
March 30, 2005                               March 30, 2005


/s/ Kim M. Mills                             /s/ Russell M. Wallace
----------------                             ----------------------
Kim M. Mills                                 Russell M. Wallace
Director                                     Director
March 30, 2005                               March 30, 2005